UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 27, 2018

STURM, RUGER & COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-10435 (Commission File Number)	06-0633559 (IRS Employer Identification Number)

ONE LACEY PLACE, SOUTHPORT, CONNECTICUT	06890
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 259-7843

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As described in Item 2.03 of this Form 8-K, on September 27, 2018, the Company entered into a credit agreement with Wells Fargo Bank, National Association. The disclosure provided in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 27, 2018, the Company entered into a Credit Agreement (“Credit Agreement”) with Wells Fargo Bank, National Association (“Bank”). The Credit Agreement provides for a revolving line of credit of up to $40 million, with a $10 million sublimit for letters of credit. Advances made under the line of credit can be used for general corporate purposes. Outstanding amounts under the line of credit will bear interest at either 1) a fixed rate per annum equal to the LIBOR rate for a fixed interest period plus 150 basis points, or 2) a fluctuating rate per annum equal to the highest of (i) the Bank’s prime rate, (ii) the one-month LIBOR rate plus 150 basis points and (iii) the federal funds rate plus 150 basis points. All amounts outstanding under the Credit Agreement are due on August 31, 2019.

Pursuant to the Credit Agreement, the credit facility is available to the Company provided that no event of default under the Credit Agreement shall have occurred and be continuing. Upon the occurrence of an event of default under the Credit Agreement, including payment defaults, covenant defaults, and other customary defaults, the Company’s obligations under the Credit Agreement may be accelerated. The Company may repay loans in whole or in part at any time, provided that LIBOR rate loans may be subject to a prepayment fee. The Company’s obligations under the Credit Agreement are unsecured and have not been guaranteed by any other person or entity.

This description of the Company’s revolving line of credit under the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Credit Agreement, dated September 27, 2018 between Sturm, Ruger & Company, Inc. and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STURM, RUGER & COMPANY, INC.

By:	/S/ THOMAS A. DINEEN
	Name:	Thomas A. Dineen
	Title:	Principal Financial Officer,
Principal Accounting Officer,
Senior Vice President, Treasurer and
Chief Financial Officer

Dated: October 2, 2018

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